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                                                                     EXHIBIT 4.1

COMMON STOCK                                             COMMON STOCK

NUMBER                                                   NUMBER

                               [LOGO OF LUMINEX]

                              LUMINEX CORPORATION

This certificate is transferable                             CUSIP 55027E 10 2
in New York, NY and Ridgefield, NJ                         SEE LEGENDS ON
                                                        REVERSE

This certifies that



is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE
OF

LUMINEX CORPORATION, incorporated under the laws of the state of Delaware, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly executed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Restated Certificate of Incorporation (copies of which are on file with the Transfer Agent). This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the signatures of its duly authorized officers.

Dated:
                                    Seal
/s/ Mark B. Chandler, President        Countersigned and Registered: ChaseMellon
/s/ Michael L. Bengtson, Secretary     Shareholder Services, L.L.C.
                                       Transfer Agent and Register

                                       By


                                       Authorized Signature
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LUMINEX CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common            GIFT MIN ACT- _______ Custodian _______
TEN ENT- as tenant by the entireties                   (Cust)            (Minor)
JT TEN- as joint tenants with right of   Under the _____ Transfers to Minors Act
        survivorship and not as tenants           (State)
        in common

     Additional abbreviations may also be used though not in the above list.


     For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
common shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _____________________


                                         X___________________________
                                              (Signature)
                                         X___________________________
                                              (Signature)

NOTICE: THE SIGNATURE(S) TO THIS  ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

This signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. rule 17Ag-15.